Federated Investors
World-Class Investment Manager

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

SEMI-ANNUAL REPORT

June 30, 2001

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

The report covers the six-month reporting period from January 1, 2001 through June 30, 2001. It begins with an investment review by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings as well as its financial statements.

To pursue an attractive level of income, the fund invests primarily in short- to intermediate-term U.S. government mortgage-backed securities and U.S. Treasury notes and bonds.

During the six-month reporting period, the fund produced distributions totaling $0.443 per share, and its total return was 2.82%.1 On June 30, 2001, the fund's net assets reached $223.6 million.

Thank you for pursuing income through the diversification and professional management of Federated Fund for U.S. Government Securities II. Your comments and suggestions are always welcome.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
August 15, 2001

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Investment Review

Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series, invests at least 65% of its assets in U.S. government securities, which includes agency mortgage (Federal Home Loan Mortgage Corporation (FHLMC), Fannie Mae (FNMA), and Government National Mortgage Association (GNMA), U.S. Treasury and agency debenture securities. In addition, the fund may invest up to 35% of its assets in investment grade non-governmental mortgage-backed securities (MBS). The "base" portfolio is a two-thirds/one-third blend of mortgage-backed and Treasury/agency securities, respectively.

The domestic economy slowed significantly over the reporting period. Manufacturing activity contracted while consumer spending continued to grow, albeit at a slower pace. Reverberations from the bursting of the technology bubble, rising energy prices, declining equity markets and reduced consumer confidence contributed to the slowdown. The significant slowing prompted a sharp response from the Federal Reserve Board (the "Fed"), which acted aggressively with five 50 basis point and one 25 basis point rate cuts designed to jump start growth. The federal funds target rate was 3.75% at the end of the reporting period, a decline of 2.75%.

The abrupt slowdown was most evident in the manufacturing sector. Manufacturing production and employment contracted as corporate profits and capital expenditure budgets declined. While manufacturing struggled, consumer spending remained surprisingly strong. Consumption growth slowed from previously red-hot levels; however, year-over-year growth remained positive despite lower consumer confidence. The Fed acted very aggressively, and fixed income markets rallied as signs of slowing became widespread.

Short-term yields dropped significantly in response to the decelerating economy and Fed actions. Two-year Treasurys yielded 4.24% at quarter end, a decline of 0.85%. Longer maturity Treasury yields increased, as investors remained concerned over the prospects for inflation and budget surpluses. Ten-year Treasury yields increased 0.30% to 5.41%. While consumer prices increased 3.20% from the year ago period, the Consumer Price Index (CPI) increase was led by significant gains in the energy sector. The core CPI (which excludes the food and energy sectors) remained relatively stable, growing 2.70% over 12 months. The budget surplus forecast declined along with profits and tax receipts, which could impact future supply dynamics of Treasurys should future government financing needs change.

MBS led performance during the reporting period followed by agency securities and Treasurys. Both mortgage and agency-to-Treasury spreads contracted. MBS benefited from strong demand as volatility declined along with expectations for future refinance risk. By the end of the reporting period, the Mortgage Banker Association's refinance survey1 declined 47% from the intra-period peak. Par-priced conventional mortgage spreads contracted 10 basis points to 1.72%. Similarly, agency spreads contracted across the maturity spectrum. FNMA 2-, 5- and 10-year benchmark note spreads tightened 17, 12 and 8 basis points, respectively.

Due to heightened prepayment concerns, the fund had moved to a neutral mortgage allocation in early 2001. As valuations and sector prospects improved, the MBS allocation was increased to 70.3% (versus 66.6% for our benchmark) of assets, a modest overweight. Despite tighter spreads, we believe mortgages will perform well in the months ahead due to their incremental income.

Fund duration2 measured 4.2 years--neutral to the blended benchmark (2/3 Lehman Mortgage Backed Securities Index and 1/3 Lehman Government Index).3 The net total return for the six-month reporting period ended June 30, 2001 was 2.82% versus 3.27% for the unmanaged benchmark.

1 The survey covers approximately 40 percent of all U.S. retail residential mortgage organizations and has been conducted weekly since 1990. Respondents include mortgage bankers, commercial banks and thrifts. Base period for all indexes, March 16, 1990 = 100.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3 The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and noncallable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. These indexes are unmanaged, and investments cannot be made in an index.

Portfolio of Investments

June 30, 2001 (unaudited)

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--3.6%
$4,315,278		Countrywide Home Loans (Series 1999-3), 6.500%, 4/25/2029	$4,334,675
3,853,575		Residential Funding Mortgage Securities I (Series 1999-S4), 6.500%, 2/25/2029	3,765,444

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $7,803,164)	8,100,119

		INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--13.9%
1,000,000		Federal Farm Credit Bank, 5.750%, 12/7/2028	899,210
1,000,000		Federal Farm Credit Bank, 7.350%, 3/24/2005	1,062,110
4,000,000		Federal Home Loan Bank, 5.125%, 1/13/2003	4,043,000
2,500,000		Federal Home Loan Bank, 5.500%, 1/21/2003	2,541,875
1,000,000		Federal Home Loan Bank, 5.530%, 1/15/2003	1,010,740
2,200,000		Federal Home Loan Bank, 5.660%, 1/13/2003	2,227,720
1,000,000		Federal Home Loan Bank, 5.875%, 2/15/2011	972,170
750,000		Federal Home Loan Bank, 6.185%, 5/6/2008	761,003
6,500,000		Federal Home Loan Bank, 6.375%, 11/14/2003	6,754,410
3,300,000		Federal Home Loan Bank, 6.500%, 11/15/2005	3,426,027
1,000,000		Federal Home Loan Bank, 6.625%, 11/15/2010	1,025,590
1,000,000		Federal Home Loan Bank, 6.750%, 8/15/2007	1,049,130
1,000,000		Federal Home Loan Bank, 7.125%, 2/15/2005	1,057,920
1,000,000		Federal Home Loan Bank, 7.660%, 7/20/2004	1,073,450
3,200,000		Tennessee Valley Authority, 6.000%, 3/15/2013	3,096,320

		TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $30,792,892)	31,000,675

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--66.7%
		Federal Home Loan Mortgage Corporation--21.2%
1,476,062		5.500%, 3/1/2016	1,428,090
8,108,424		6.000%, 1/1/2014 -- 7/1/2031	7,875,600
3,100,000	[1]	6.000%, 7/1/2031	2,978,914
9,314,724		6.500%, 6/1/2015 - 2/1/2031	9,243,331
2,700,000	[1]	6.500%, 8/1/2031	2,652,750
9,909,649		7.000%, 9/1/2015 - 9/1/2031	9,981,191
3,710,000	[1]	7.000%, 8/1/2031	3,722,762
7,101,165		7.500%, 1/1/2031	7,249,863
1,353,942		8.000%, 5/1/2030	1,399,637
611,263		8.500%, 5/1/2030	642,205
158,266		9.000%, 2/1/2025 - 5/1/2025	169,047

		TOTAL	47,343,390

		Federal National Mortgage Association --26.3%
8,992,185		6.000%, 5/15/2008 - 7/1/2029	8,877,376
22,360,142		6.500%, 11/1/2014 - 6/1/2031	22,200,709
15,239,020		7.000%, 3/1/2015 -- 12/1/2030	15,363,851
5,500,000	[1]	7.000%, 7/1/2031	5,529,205
4,650,310		7.500%, 5/1/2015 - 9/1/2028	4,771,396
1,953,727		8.000%, 7/1/2030	2,018,435

		TOTAL	58,760,972

Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Government National Mortgage Association--19.2%
$2,599,743		6.000%, 6/20/2031	$2,507,140
9,388,711		6.500%, 12/15/2023 -- 8/1/2031	9,294,838
10,705,437		7.000%, 7/15/2029 - 4/15/2031	10,799,110
15,981,587		7.500%, 10/15/2026 - 3/15/2031	16,386,102
3,315,081		8.000%, 12/15/2029 - 4/15/2030	3,436,281
191,444		8.500%, 6/15/2027	200,717
362,412		9.500%, 11/15/2016	397,972

		TOTAL	43,022,160

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $146,599,854)	149,126,522

		U.S. TREASURY OBLIGATIONS--14.9%
2,500,000		U.S.Treasury Bonds, 6.000%, 2/15/2026	2,530,975
2,250,000		U.S.Treasury Bonds, 6.125%, 11/15/2027	2,319,750
2,300,000		U.S.Treasury Bonds, 7.625%, 2/15/2025	2,799,675
2,000,000		U.S.Treasury Bonds, 8.000%, 11/15/2021	2,492,400
2,575,000		U.S.Treasury Bonds, 9.250%, 2/15/2016	3,443,264
1,000,000		U.S.Treasury Bonds, 11.250%, 2/15/2015	1,516,130
3,677,000		U.S.Treasury Notes, 4.250%, 5/31/2003 - 11/15/2003	3,671,531
1,000,000		U.S.Treasury Notes, 5.000%, 2/15/2011	970,470
500,000		U.S.Treasury Notes, 5.250%, 5/15/2004	508,870
4,076,000		U.S.Treasury Notes, 5.625%, 5/15/2008	4,162,248
2,800,000		U.S.Treasury Notes, 5.750%, 11/15/2005	2,884,644
2,800,000		U.S.Treasury Notes, 5.875%, 11/15/2004	2,896,992
3,000,000		U.S. Treasury Notes, 6.00%, 8/15/2009	3,121,050

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $34,238,751)	33,317,999

		REPURCHASE AGREEMENTS--13.7%[2]
19,800,000	[3]	Credit Suisse First Boston Corp., 3.860%, dated 6/11/2001, due 7/16/2001	19,800,000
2,900,000	[3]	Goldman Sachs & Co., 3.700%, dated 6/19/2001, due 7/24/2001	2,900,000
6,400,000	[3]	Lehman Brothers, Inc., 3.760%, dated 6/28/2001, due 8/13/2001	6,400,000
1,475,000		Salomon Brothers, Inc., 4.100%, dated 6/29/2001, due 7/2/2001	1,475,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	30,575,000

		TOTAL INVESTMENTS (IDENTIFIED COST $250,009,661)[4]	$252,120,315

1 These securities are subject to dollar roll transactions.

2 The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 The cost of investments for federal tax purposes amounts to $250,009,661. The net unrealized appreciation of investments on a federal tax basis amounts to $2,110,654 which is comprised of $3,185,917 appreciation and $1,075,263 depreciation at June 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($223,606,298) at June 30, 2001.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (unaudited)

Assets:
Investments in repurchase agreements	$30,575,000
Investments in securities	221,545,315

Total investments in securities, at value (identified cost $250,009,661)		$252,120,315
Cash		678
Income receivable		1,826,476
Receivable for investments sold		1,001,911

TOTAL ASSETS		254,949,380

Liabilities:
Payable for investments purchased	16,312,144
Payable for dollar roll transactions	14,969,777
Accrued expenses	61,161

TOTAL LIABILITIES		31,343,082

Net assets for 20,366,528 shares outstanding		$223,606,298

Net Assets Consist of:
Paid in capital		$217,685,196
Net unrealized appreciation of investments		2,110,654
Accumulated net realized loss on investments		(1,906,901)
Undistributed net investment income		5,717,349

TOTAL NET ASSETS		$223,606,298

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$223,606,298÷20,366,528 shares outstanding		$10.98

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended June 30, 2001 (unaudited)

Investment Income:
Interest (net of dollar roll expense of $234,868)		$6,482,486

Expenses:
Investment adviser fee	$601,242
Administrative personnel and services fee	75,456
Custodian fees	8,007
Transfer and dividend disbursing agent fees and expenses	9,554
Directors'/Trustees' fees	880
Auditing fees	6,436
Legal fees	1,002
Portfolio accounting fees	29,159
Share registration costs	6,812
Printing and postage	20,765
Insurance premiums	490
Miscellaneous	5,122

TOTAL EXPENSES	764,925

Net investment income		5,717,561

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		646,528
Net change in unrealized depreciation of investments		(1,375,168)

Net realized and unrealized loss on investments		(728,640)

Change in net assets resulting from operations		$4,988,921

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 6/30/2001	Year Ended 12/31/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,717,561	$8,293,610
Net realized gain (loss) on investments	646,528	(2,197,464)
Net change in unrealized appreciation/depreciation	(1,375,168)	8,696,136

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	4,988,921	14,792,282

Distributions to Shareholders:
Distributions from net investment income	(8,293,822)	(6,771,294)

Share Transactions:
Proceeds from sale of shares	109,307,985	73,819,784
Net asset value of shares issued to shareholders in payment of distributions declared	8,293,820	6,771,291
Cost of shares redeemed	(50,269,648)	(62,770,671)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	67,332,157	17,820,404

Change in net assets	64,027,256	25,841,392
Net Assets:
Beginning of period	159,579,042	133,737,650

End of period (including undistributed net investment income of $5,717,349 and $8,293,610, respectively)	$223,606,298	$159,579,042

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended December 31,
	6/30/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$11.11	$10.56	$11.15	$10.54	$10.09	$10.29
Income From Investment Operations:
Net investment income	0.15	0.60	0.51	0.44	0.58	0.59
Net realized and unrealized gain (loss) on investments	0.16	0.51	(0.57)	0.36	0.26	(0.18)

TOTAL FROM INVESTMENT OPERATIONS	0.31	1.11	(0.06)	0.80	0.84	0.41

Less Distributions:
Distributions from net investment income	(0.44)	(0.56)	(0.44)	(0.18)	(0.39)	(0.57)
Distributions from net realized gain on investments	--	--	(0.09)	(0.01)	--	(0.04)

TOTAL DISTRIBUTIONS	(0.44)	(0.56)	(0.53)	(0.19)	(0.39)	(0.61)

Net Asset Value, End of Period	$10.98	$11.11	$10.56	$11.15	$10.54	$10.09

Total Return[1]	2.82%	10.97%	(0.60)%	7.66%	8.58%	4.20%

Ratios to Average Net Assets:

Expenses	0.76%[2]	0.84%	0.84%	0.85%	0.80%	0.80%

Net investment income	5.71%[2]	5.99%	5.47%	5.44%	5.98%	6.00%

Expense waiver/reimbursement[3]	--	--	0.00%[4]	0.08%	0.45%	1.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$223,606	$159,579	$133,738	$111,350	$63,099	$34,965

Portfolio turnover	31%	74%	84%	99%	73%	97%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

4 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

June 30, 2001 (unaudited)

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Fund For U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $2,553,429, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 355,965

2008	$2,197,464

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Dollar Roll Transactions

The Fund enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Fund sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed twelve months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

	Six Months Ended 6/30/2001	Year Ended 12/31/2000
Shares sold	9,814,161	6,978,654
Shares issued to shareholders in payment of distributions declared	755,357	665,810
Shares redeemed	(4,565,167)	(5,947,749)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	6,004,351	1,696,715

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the six months ended June 30, 2001, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended June 30, 2001, were as follows:

Purchases	$125,781,969

Sales	$62,294,357

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

AMANDA J. REED

Assistant Secretary

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313916207

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00433-01 (8/01)